UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  October 27, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of May 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-10              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-5F Mortgage Pass-Through Certificates, Series 2003-5F pursuant to the terms of the Trust Agreement, dated as of May 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. and ABN AMRO Mortgage Inc. as Servicers, and JPMorgan Chase Bank, as Trustee.

     On October 27, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-5F
Mortgage Pass-Through Certificates, Series 2003-5F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: November 5, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 27, 2003


                                           GSR MORTGAGE LOAN TRUST 2003-5F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    October 27, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA_1       100,000,000.00    95,542,920.89   1,244,227.62     238,857.30    1,483,084.92    0.00        0.00      94,298,693.27
IA_3       168,194,400.00    49,347,279.27  15,836,364.20      93,348.60   15,929,712.80    0.00        0.00      33,510,915.07
IA_4        42,048,600.00    12,336,819.81   3,959,091.05     215,071.89    4,174,162.94    0.00        0.00       8,377,728.76
IIA_1      126,000,000.00   119,455,281.86  11,077,786.16     398,184.27   11,475,970.43    0.00        0.00     108,377,495.70
IIA_3       96,741,600.00     5,114,446.53   5,114,446.53       9,674.83    5,124,121.36    0.00        0.00               0.00
IIA_4       24,185,400.00     1,278,611.63   1,278,611.63      22,290.46    1,300,902.09    0.00        0.00               0.00
IIA_P          116,091.00        87,776.19         344.18           0.00          344.18    0.00        0.00          87,432.01
B1           7,740,000.00     7,710,652.54       7,426.06      38,553.26       45,979.32    0.00        0.00       7,703,226.48
B2           3,440,000.00     3,426,956.69       3,300.47      17,134.78       20,435.25    0.00        0.00       3,423,656.22
B3           2,006,000.00     1,998,393.93       1,924.63       9,991.97       11,916.60    0.00        0.00       1,996,469.30
B4           1,146,000.00     1,141,654.76       1,099.52       5,708.27        6,807.79    0.00        0.00       1,140,555.24
B5             860,000.00       856,739.17         825.12       4,283.70        5,108.82    0.00        0.00         855,914.05
B6             862,204.63       858,935.44         827.23       4,294.68        5,121.91    0.00        0.00         858,108.21
R                    0.00             0.00           0.00           0.00            0.00    0.00        0.00               0.00
TOTALS     573,340,295.63   299,156,468.71  38,526,274.40   1,057,394.01   39,583,668.41    0.00        0.00     260,630,194.31

IA_2        50,000,000.00    47,771,460.45           0.00     238,857.30      238,857.30    0.00        0.00      47,149,346.63
IIA_2       42,000,000.00    39,818,427.29           0.00     199,092.14      199,092.14    0.00        0.00      36,125,831.90
A_X         57,568,370.00    30,301,258.51           0.00     164,131.82      164,131.82    0.00        0.00      26,266,846.50
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA_1      36228FTD8    955.42920890      12.44227620   2.38857300    14.83084920    942.98693270          IA_1     3.000000 %
IA_3      36228FTF3    293.39430605      94.15512169   0.55500421    94.71012590    199.23918436          IA_3     2.270000 %
IA_4      36228FTG1    293.39430587      94.15512169   5.11484068    99.26996238    199.23918418          IA_4    20.920000 %
IIA_1     36228FTH9    948.05779254      87.91893778   3.16019262    91.07913040    860.13885476          IIA_1    4.000000 %
IIA_3     36228FTK2     52.86708644      52.86708644   0.10000693    52.96709337      0.00000000          IIA_3    2.270000 %
IIA_4     36228FTL0     52.86708634      52.86708634   0.92164942    53.78873577      0.00000000          IIA_4   20.920000 %
IIA_P     36228FTM8    756.09814714       2.96474318   0.00000000     2.96474318    753.13340397          IIA_P    0.000000 %
B1        36228FTP1    996.20833850       0.95943928   4.98104134     5.94048062    995.24889922          B1       6.000000 %
B2        36228FTQ9    996.20834012       0.95943895   4.98104070     5.94047965    995.24890116          B2       6.000000 %
B3        36228FTR7    996.20833998       0.95943669   4.98104187     5.94047856    995.24890329          B3       6.000000 %
B4        36229RJQ3    996.20834206       0.95944154   4.98103839     5.94047993    995.24890052          B4       6.000000 %
B5        36229RJR1    996.20833721       0.95944186   4.98104651     5.94048837    995.24889535          B5       6.000000 %
B6        36229RJS9    996.20833630       0.95943581   4.98104493     5.94048074    995.24890048          B6       6.000000 %
TOTALS                 521.77820221      67.19617423   1.84426948    69.04044372    454.58202798

IA_2      36228FTE6    955.42920900       0.00000000   4.77714600     4.77714600    942.98693260          IA_2     6.000000 %
IIA_2     36228FTJ5    948.05779262       0.00000000   4.74028905     4.74028905    860.13885476          IIA_2    6.000000 %
A_X       36228FTN6    526.35255280       0.00000000   2.85107638     2.85107638    456.27219426          A_X      6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                       Pool 1 Mortgage Loans                                                                     145,082,986.51
                       Pool 2 Mortgage Loans                                                                     115,547,207.91

Sec. 4.01(c)    Available Distribution                                                                            40,185,749.75
                       Aggregate Principal Distribution Amount                                                    38,526,274.39
                       Principal Prepayment Amount                                                                38,238,133.96

Sec. 4.01(e)    Unscheduled Principal By Group
                       Group 1                                                                                    20,890,638.46
                       Group 2                                                                                    17,347,495.50


Sec. 4.01(f)    Interest Payment
                       Class IA-1
                                              Accrued and Paid for Current Month                                     238,857.30
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IA-2
                                              Accrued and Paid for Current Month                                     238,857.30
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IA-3
                                              Accrued and Paid for Current Month                                      93,348.60
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IA-4
                                              Accrued and Paid for Current Month                                     215,071.89
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IIA-1
                                              Accrued and Paid for Current Month                                     398,184.27
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IIA-2
                                              Accrued and Paid for Current Month                                     199,092.14
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IIA-3
                                              Accrued and Paid for Current Month                                       9,674.83
                                              Accrued and Paid from Prior Months                                           0.00
                       Class IIA-4
                                              Accrued and Paid for Current Month                                      22,290.46
                                              Accrued and Paid from Prior Months                                           0.00
                       Class A-X
                                              Accrued and Paid for Current Month                                     164,131.82
                                              Accrued and Paid from Prior Months                                           0.00
                       Class B1
                                              Accrued and Paid for Current Month                                      38,553.26
                                              Accrued and Paid from Prior Months                                           0.00
                       Class B2
                                              Accrued and Paid for Current Month                                      17,134.78
                                              Accrued and Paid from Prior Months                                           0.00

                       Class B3
                                              Accrued and Paid for Current Month                                       9,991.97
                                              Accrued and Paid from Prior Months                                           0.00
                       Class B4
                                              Accrued and Paid for Current Month                                       5,708.27
                                              Accrued and Paid from Prior Months                                           0.00
                       Class B5
                                              Accrued and Paid for Current Month                                       4,283.70
                                              Accrued and Paid from Prior Months                                           0.00
                       Class B6
                                              Accrued and Paid for Current Month                                       4,294.68
                                              Accrued and Paid from Prior Months                                           0.00


Sec. 4.01(g)    Trust Fees
                       Servicer Fee Paid                                                                              62,324.26
                       Trustee Fee Paid                                                                                  623.24

Sec. 4.01(h)    Monthly Advances
                       Current Period Advances                                                                             0.00
                       Current Period Reimbursed Advances                                                                  0.00
                       Aggregate Unreimbursed Advances                                                                     0.00

Sec. 4.01(i)    Trustee Advances
                       Current Period Advances                                                                             0.00
                       Current Period Reimbursed Advances                                                                  0.00
                       Aggregate Unreimbursed Advances                                                                     0.00

Sec. 4.01(k)           Number of Outstanding Mortgage Loans                                                                 604
                       Balance of Outstanding Mortgage Loans                                                     260,630,194.42

Sec. 4.01(l)                                  Number and Balance of Delinquent Loans
                                               Group 1
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              0-29 days                     342          145,082,986.51                100.00 %
                                              30-59 days                      0                    0.00                  0.00 %
                                              60-89 days                      0                    0.00                  0.00 %
                                              90-119 days                     0                    0.00                  0.00 %
                                              120+ days                       0                    0.00                  0.00 %
                                              Total                     342              145,082,986.51                100.00 %
                                               Group 2
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              0-29 days                     261          115,216,476.42                 99.71 %
                                              30-59 days                      1              330,731.49                  0.29 %
                                              60-89 days                      0                    0.00                  0.00 %
                                              90-119 days                     0                    0.00                  0.00 %
                                              120+ days                       0                    0.00                  0.00 %
                                               Total                        262          115,547,207.91                100.00 %
                                               Group Totals
                                                                                        Principal
                                               Period                Number               Balance              Percentage
                                              0-29 days                     603          260,299,462.93                 99.87 %
                                              30-59 days                      1              330,731.49                  0.13 %
                                              60-89 days                      0                    0.00                  0.00 %
                                              90-119 days                     0                    0.00                  0.00 %
                                              120+days                        0                    0.00                  0.00 %
                                               Total                        604          260,630,194.42                100.00 %

Sec. 4.01(l)                                  Number and Balance of REO Loans
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %


Sec. 4.01(l)                                  Number and Balance of Loans in Bankruptcy
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %


                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %

Sec. 4.01(m)                                  Number and Balance of Loans in Foreclosure
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                               Group 2
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %
                                              Group Totals
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %


Sec. 4.01(o)           Aggregate Principal Payment
                                              Scheduled Principal                                                       288,140.43
                                              Payoffs                                                                38,035,949.50
                                              Prepayments                                                               202,184.46
                                              Liquidation Proceeds                                                            0.00
                                              Condemnation Proceeds                                                           0.00
                                              Insurance Proceeds                                                              0.00
                                              Realized Losses                                                                 0.00

                                              Realized Losses Group 1                                                         0.00
                                              Realized Losses Group 2                                                         0.00
                                              Realized Gains                                                                  0.00

Sec. 4.01(p)           Aggregate Amount of Mortgage Loans Repurchased                                                         0.00

Sec. 4.01(q)           Aggregate Amount of Shortfall Allocated for Current Period                                             0.00
                                              Class IA-1                                                                      0.00
                                              Class IA-2                                                                      0.00
                                              Class IA-3                                                                      0.00
                                              Class IA-4                                                                      0.00
                                              Class IIA-1                                                                     0.00
                                              Class IIA-2                                                                     0.00
                                              Class IIA-3                                                                     0.00
                                              Class IIA-4                                                                     0.00
                                              Class B1                                                                        0.00
                                              Class B2                                                                        0.00
                                              Class B3                                                                        0.00
                                              Class B4                                                                        0.00
                                              Class B5                                                                        0.00
                                              Class B6                                                                        0.00
                                              Class A-X                                                                       0.00
Sec. 4.01(s) Group I
                       Senior Percentage I                                                                               94.6403 %
                       Senior Prepayment Percentage I                                                                   100.0000 %

                       Subordinate Percentage I                                                                           5.3597 %
                       Subordinate Prepayment Percentage I                                                                0.0000 %

Sec. 4.01(s) Group II
                       Senior Percentage II                                                                              94.6672 %
                       Senior Prepayment Percentage II                                                                  100.0000 %

                       Subordinate Percentage II                                                                          5.3328 %
                       Subordinate Prepayment Percentage II                                                               0.0000 %

Aggregate
                       Scheduled Principal                                                                              288,140.43
                       Unscheduled Principal                                                                         38,238,133.96
                       Beginning Balance                                                                            299,156,468.81
                       Ending Balance                                                                               260,630,194.42
                       Net Wac                                                                                             6.65662
                       Weighted Averge Maturity                                                                             342.00
Groups
                       Net Wac Group 1                                                                                     6.79018
                       Net Wac Group 2                                                                                     6.48982

                       Wam Group 1                                                                                          341.89
                       Wam Group 2                                                                                          343.12


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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